SUB-ITEM 77Q1(A)

                                 AMENDMENT NO. 8
                             TO AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                              AIM INVESTMENT FUNDS

          This Amendment No. 8 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds (the "Trust") amends, effective April 14, 2009, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

          WHEREAS, the Trust desires to amend the Agreement to change the name of AIM Premia Plus Fund to AIM Balanced-Risk Total Return Fund and from AIM Balanced-Risk Total Return Fund to AIM Balanced-Risk Allocation Fund;

          NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of April 14, 2009.


                                        By:
                                            ------------------------------------
                                        Name: John M. Zerr
                                        Title: Senior Vice President

                                    EXHIBIT 1

                                   SCHEDULE A
                              AIM INVESTMENT FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

            PORTFOLIO                  CLASSES OF EACH PORTFOLIO
-----------------------------------   --------------------------
AIM Balanced-Risk Allocation Fund     Class A Shares
                                      Class B Shares
                                      Class C Shares
                                      Class R Shares
                                      Class Y Shares
                                      Institutional Class Shares
AIM China Fund                        Class A Shares
                                      Class B Shares
                                      Class C Shares
                                      Class Y Shares
                                      Institutional Class Shares
AIM Developing Markets Fund           Class A Shares
                                      Class B Shares
                                      Class C Shares
                                      Class Y Shares
                                      Institutional Class Shares
AIM Global Health Care Fund           Class A Shares
                                      Class B Shares
                                      Class C Shares
                                      Class Y Shares
                                      Investor Class Shares
                                      Institutional Class Shares
AIM International Total Return Fund   Class A Shares
                                      Class B Shares
                                      Class C Shares
                                      Class Y Shares
                                      Institutional Class Shares
AIM Japan Fund                        Class A Shares
                                      Class B Shares
                                      Class C Shares
                                      Class Y Shares
                                      Institutional Class Shares
AIM LIBOR Alpha Fund                  Class A Shares
                                      Class C Shares
                                      Class R Shares
                                      Class Y Shares
                                      Institutional Class Shares

            PORTFOLIO                  CLASSES OF EACH PORTFOLIO
-----------------------------------   --------------------------
AIM Trimark Endeavor Fund             Class A Shares
                                      Class B Shares
                                      Class C Shares
                                      Class R Shares
                                      Class Y Shares
                                      Institutional Class Shares
AIM Trimark Fund                      Class A Shares
                                      Class B Shares
                                      Class C Shares
                                      Class R Shares
                                      Class Y Shares
                                      Institutional Class Shares
AIM Trimark Small Companies Fund      Class A Shares
                                      Class B Shares
                                      Class C Shares
                                      Class R Shares
                                      Class Y Shares
                                      Institutional Class Shares